UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box: ☐

☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☒  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

ARIAD Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐     Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount Previously Paid:

(2)     Form, Schedule or Registration Statement No.:

(3)     Filing Party:

(4)     Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 24, 2010. Meeting Information ARIAD PHARMACEUTICALS, INC. Meeting Type: Annual For holders as of: April 28, 2010 Date: June 24, 2010 Time: 10:00 AM ET Location: ARIAD Pharmaceuticals, Inc. 26 Landsdowne Street Cambridge, Massachusetts 02139 You are receiving this communication because you hold shares of ARIAD Pharmaceuticals, Inc. ARIAD PHARMACEUTICALS, INC. This is not a ballot. You cannot use this notice to vote these 26 LANDSDOWNE STREET shares. Instead, this communication is to inform you that ARIAD CAMBRIDGE, MA 02139 has made the proxy materials available online this year. You may access these materials online by visiting proxy.ariad.com or www.proxyvote.com. If you do not want to access the materials online, you can easily request a paper copy that will include a proxy card that you can use to vote (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. -P96890 See the reverse side of this notice to obtain M25157 proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials The Following Proxy Materials Are Available For You to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT CHAIRMAN’S LETTER How to View Online: You can view the proxy materials online by visiting proxy.ariad.com or www.proxyvote.com and following the instructions. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow JXXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 10, 2010 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. M25158-P96890 Vote By Internet: To vote now by Internet, go to www.proxyvote.com and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items Summary of Proposals to be Voted Upon By Stockholders Proposal 1. Election of Two Class 1 Directors to Hold Office Until the 2013 Annual Meeting Our Board of Directors is divided into three classes of directors. This year, two current Class 1 directors have been nominated to serve until the 2013 Annual Meeting and until their successors have been duly elected and qualified. Nominated directors include: 1) Athanase Lavidas, Ph.D., who has served on our Board of Directors since September 2003. 2) Massimo Radaelli, Ph.D., who has served on our Board of Directors since October 2008. The Board of Directors recommends that stockholders vote “FOR” Proposal 1. Proposal 2. Ratification of Selection of Independent Registered Public Accounting Firm. The Audit Committee of the Board of Directors has selected Deloitte & Touche LLP to be our independent registered public accounting firm for the year ending December 31, 2010. The Board of Directors has ratified this selection. Deloitte & Touche LLP has served as our independent registered public accounting firm since 1991. The Board of Directors recommends that stockholders vote “FOR” Proposal 2. P96890 -M25159

M25160- P96890